UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23694

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110
San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.
270 Muñoz Rivera Avenue, Suite 1110
San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:
Jesse C. Kean, Esq.
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Owen T. Meacham, Esq.
UBS Asset Management – Legal Department
One North Wacker Drive
Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	June 30

Date of reporting period:	July 1, 2023 – June 30, 2024

Item 1. Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund VI, Inc.

2024
Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	31
Other Information	32
Management of the Fund	35
Statement Regarding Basis for Approval of Investment Advisory Contract	40
Privacy Policy	44

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

LETTER TO SHAREHOLDERS

July 15, 2024

Dear Shareholder:

Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended June 30, 2024.

The Federal Reserve Board (the “Fed”) raised the Fed funds rate a total of 0.25% during the Fund’s fiscal year. This was considerably slower than the increase of 3.50% during the fiscal year ended June 30, 2023. The Fed funds rate closed the fiscal year at 5.25% to 5.50%.

The Fed did not raise rates at any of the last seven meetings during the fiscal year, and in its statement after the June 2024 meeting it cited strong job gains, a low unemployment rate, and inflation, although lower, that remains elevated, (i.e., higher than the Fed’s 2% target) as reasons for leaving the Fed funds rates untouched. The Fed does not believe it would be appropriate to reduce the Fed funds range until it has more confidence inflation continues to move towards its long-term goal.

The Fed Board members’ updated summary of economic projections published after the June meeting, projected lower Fed funds rates and inflation for the remainder of calendar year 2024 and 2025. Market participants have adjusted their expectations for Fed funds rate cuts. One rate cut is now expected beginning in September 2024, versus the two or three cuts projected after the March 2024 projections were released. The pace and timing of any cuts would still depend on future inflation indicators. Recent economic indicators have been mixed.

After trading briefly at a yield of 5% during October 2023, the yield on the 10-year U.S. Treasury Note dropped for the rest of the fiscal year. It closed the year at 4.40% versus 3.84% at the beginning of the Fund’s fiscal year. The 2-year U.S. Treasury Note also decreased in yield after the October 2023 highs to close at 4.75%. Although the yield curve remains inverted, the spread between the 2-year and 10-year Note decreased to negative 0.35% from negative 1.06% at the beginning of the year. Thus, the yield curve flattened during the year. Major equity indexes are trading at or close to their all-time highs. The best performing index for the first six months of 2024 was the technology heavy Nasdaq 100, followed closely by the S&P 500.

The combination of higher inflation, an inverted yield curve, the timing of the end of the tightening cycle, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral
Enrique Vila del Corral, CPA
Chairman of the Board

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended June 30, 2024. The views and opinions in the letter were current as of July 15, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Annual Report | June 30, 2024	1

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended June 30, 2024, as compared to the Bloomberg Municipal Bond Index. Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of June 30, 2024
	1-Year	Since Inception*
Puerto Rico Residents Tax-Free Fund VI, Inc. - NAV	4.53%	-2.68%
Puerto Rico Residents Tax-Free Fund VI, Inc. - Market	21.54%	-13.13%
Bloomberg Municipal Bond Index	3.21%	-0.77%

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

Growth of an assumed $10,000 investment as of June 30, 2024*

*	While the Fund commenced operations on September 29, 1995, it did not register with the SEC under the 1940 Act until May 21, 2021.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV"), and market prices as of June 30, 2024:

Dividend yield based on market at fiscal year end	6.82%
Dividend yield based on NAV at fiscal year end	3.16%
NAV as of June 30, 2024	$4.17
Market Price as of June 30, 2024	$1.93
Premium (discount) to NAV	(53.7%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund’s dividend distribution of $2,535,783 included all of the Fund’s net investment income for the year plus approximately $323,000 net investment income from prior years. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Annual Report | June 30, 2024	3

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

Figure 1 below reflects the breakdown of the Fund's investment portfolio as of June 30, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of June 30, 2024

Asset Allocation, as a % of the Total Portfolio

The largest Puerto Rico municipal bond holdings in the portfolio, representing 55.3%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. Even though interest rates were higher during the year, the valuation of the COFINA bonds increased during the year. The COFINA collection report as of June 30, 2024, reported a 6.9% increase in the collections of the pledged sales and use tax (IVU) versus last year. The debt service reserve for fiscal year 2023-2024 was fully funded during October 2023.

The Fund owns several mortgage-backed securities (“MBS”) representing 0.3% of its portfolio. The MBS consist of Puerto Rico mortgage pools issued or guaranteed by U.S. agencies and certain notes collateralized with U. S. agency mortgage pools. The balance of the MBS decreased mostly as a result of repayments of the underlying mortgages.

The remaining Puerto Rico security consists of a contingent value instrument (“CVI”) representing 0.4% of the portfolio. The CVI was received as part of the re-structuring of the debt of the Puerto Rico Highway Authority. The CVI pays yearly distributions, if any, based on rum excise tax collections above a pre-determined base. The last CVI distribution was during November 2023.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 38.6% and 5.4%, respectively of the portfolio. The U.S. agencies decreased in value during the year in response to higher interest rates across the yield curve.

The Fund's NAV increased $0.05 during the year from $4.12 at the beginning of the year to $4.17 at fiscal year-end. There was a net increase in the valuation of the portfolio. As discussed above, the portfolio of Puerto Rico securities, led by the COFINA bonds, increased in value. This increase was partly offset by the decrease in the U.S. agencies. At year-end the Fund's indicated market value was a 53.7% discount to its NAV, a decrease from the discount of 60.2% at fiscal year-end 2023.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of fiscal year-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	55.3%
U.S. Agencies	38.6%
U.S. Municipal Bonds	5.4%
Other P.R. Municipal Bonds	0.4%
Mortgage-Backed Securities	0.3%
Total	100.0%
Geographic Allocation (% of Total Portfolio)
Puerto Rico	56.0%
U.S.	44.0%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of June 30, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)
AAA	38.9%
AA	0.0%
A	5.4%
BBB	0.0%
Below BBB	0.0%
Not Rated	55.7%
Total	100.0%

The "Not-Rated" category is comprised of restructured COFINA bonds issued in 2019 and a minor position in a Puerto Rico Commonwealth GO/Highway & Transportation Authority revenue bond. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

Annual Report | June 30, 2024	5

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSOs") in the Puerto Rico market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
June 30, 2024 (Unaudited)

As of June 30, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$20,700,000
Leverage Ratio[1]	20.1%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

[1]	Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Annual Report | June 30, 2024	7

Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
June 30, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (47.73%)
US Government and Agency Obligations (6.80%)
$5,625,000	Federal Home Loan Bank(a)	5.200%	09/28/37	$5,463,782

US Government Sponsored Entities (40.93%)
1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	1,658,433
17,385,000	Federal Home Loan Bank(a)	5.500%	07/15/36	18,925,676
2,365,000	Federal Farm Credit Banks Funding Corp.	5.700%	10/25/27	2,444,828
8,300,000	Federal Farm Credit Banks Funding Corp.	6.180%	11/06/28	8,876,295
1,000,000	Federal Home Loan Bank	6.500%	09/13/38	997,104
				32,902,336

Total Government Bonds
(Cost $38,905,184)				38,366,118

Municipal Bonds (75.70%)
Illinois (6.73%)
5,000,000	State of Illinois, General Obligation Unlimited Bonds	7.100%	07/01/35	5,415,250
Puerto Rico Government Instrumentalities (68.88%)
632,152	Puerto Rico Commonwealth CVI - Highway 1998, Revenue Bonds(c)	0.000%	11/01/51	398,256
1,735,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.500%	07/01/34	1,737,520
880,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.550%	07/01/40	883,288
6,452,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.750%	07/01/53	6,358,043
19,690,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	5.000%	07/01/58	19,613,347
18,507,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/46	5,951,561
17,923,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/51	4,193,785

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
June 30, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities (68.88%) (continued)
$8,930,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.329%	07/01/40	$8,810,276
268,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.536%	07/01/53	255,212
7,281,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.784%	07/01/58	7,165,571
				55,366,859
Puerto Rico Tax Exempt Notes (0.09%)(d)
1,491	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	1,552
35,934	Community Endowment, Inc - collateralized by GN514609	7.000%	09/15/29	36,013
27,091	Community Endowment, Inc - collateralized by GN514615	7.000%	09/15/29	27,216
6,082	Community Endowment, Inc – collateralized by FN536024	8.500%	05/01/30	6,087
				70,868

Total Municipal Bonds
(Cost $59,768,996)				60,852,977

Mortgage-Backed Securities (0.25%)
Puerto Rico GNMA Bonds(e) (0.03%)
22,786	GNMA Pool 487554	7.000%	07/15/29	22,873
3,659	GNMA Pool 508646	7.000%	07/15/29	3,674
				26,547
Puerto Rico Fannie Mae Bonds(f) (0.22%)
106,098	FNMA Pool 504143	8.000%	07/01/29	107,920
64,456	FNMA Pool 504156	8.000%	08/01/29	64,785
				172,705

Total Mortgage-Backed Securities
(Cost $196,999)				199,252

Total Investments (123.68%)
(Cost $98,871,179)				$99,418,347

Liabilities in Excess of Other Assets (-23.68%)				(19,036,010)
NET ASSETS (100.00%)				$80,382,337

See Notes to Financial Statements.

Annual Report | June 30, 2024	9

Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
June 30, 2024

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
J.P. Morgan Chase & Co.(a)	5.55%	6/20/2024	07/18/2024	$20,700,000
				$20,700,000

(a)	Reverse Repurchase Agreement with JPMorgan Chase & Co $20,700,000 5.55% dated June 20, 2024, due July 18, 2024 (Collateralized by US Government, Agency, and Instrumentalities with a face amount of $20,150,000 and a fair value of $21,276,002 5.20% - 5.50%, with maturity dates from July 15, 2036, to September 28, 2037).

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Assets and Liabilities
June 30, 2024

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $21,672,093)	$21,276,002
Other securities, at fair value (cost $77,199,086)	78,142,345
$99,418,347
Cash and cash equivalents	93,008
Interest receivable	1,930,682
Prepaid and other assets	125,855
Total Assets	101,567,892

LIABILITIES:
Reverse repurchase agreements (cost $20,700,000)	20,700,000
Interest payable	35,104
Dividends payable	200,678
Payable to Investment Adviser	20,923
Payable to fund accounting and administration	45,276
Payable to Transfer agency	2,943
Payable for Compliance fees	926
Payable for Custodian fees	165
Payable for Audit fees	63,058
Other payables	116,482
Total Liabilities	21,185,555
Net Assets	$80,382,337

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – shares authorized 19,258,965 issued and outstanding	$215,383,439
Accumulated deficit	(135,001,102)
Net Assets	$80,382,337

PRICING OF SHARES:
Net Assets	$80,382,337
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	19,258,965
Net asset value per share	$4.17

See Notes to Financial Statements.

Annual Report | June 30, 2024	11

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Operations
For the year ended June 30, 2024

INVESTMENT INCOME:
Interest	$4,821,015
Total Investment Income	4,821,015

EXPENSES:
Investment Adviser fee	744,818
Accounting and Administration fees	194,213
Compliance expense	6,662
Transfer agent expenses	9,424
Interest expense	1,130,302
Audit expenses	66,473
Legal expenses	571,758
Custodian fees	6,808
Director expenses	50,487
Printing expenses	135,437
Insurance fee	143,758
Other expenses	34,049
Total expenses before waiver	3,094,189
Less fees waived by Investment Adviser	(496,545)
Total Expenses	2,597,644
Net Investment Income	2,223,371

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	18,616
Net realized gain	18,616
Net change in unrealized appreciation on:
Investments	1,406,774
Net change in unrealized appreciation	1,406,774
Net Realized and Unrealized Gain on Investments	1,425,390
Net Increase in Net Assets Resulting from Operations	$3,648,761

See Notes to Financial Statements.

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Puerto Rico Residents
Tax-Free Fund VI, Inc.	Statements of Changes in Net Assets

	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,223,371	$2,545,124
Net realized gain/(loss) on investments	18,616	(375,434)
Net change in unrealized appreciation/(depreciation)	1,406,774	(2,070,755)
Net increase in net assets resulting from operations	3,648,761	98,935

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(2,535,783)	(2,639,759)
Net decrease in net assets from dividends	(2,535,783)	(2,639,759)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	5,114	8,046
Net increase in net assets from capital share transactions	5,114	8,046

Net Increase/(Decrease) in Net Assets	1,118,092	(2,532,778)

NET ASSETS:
Beginning of year	79,264,245	81,797,023
End of year	$80,382,337	$79,264,245

See Notes to Financial Statements.

Annual Report | June 30, 2024	13

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Cash Flows

For the year ended June 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,648,761
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(1,000,000)
Proceeds from disposition of investment securities	273,867
Amortization of premium and accretion of discount on investments, net	(248,584)
Net realized gain on:
Investments	(18,616)
Net change in unrealized appreciation on:
Investments	(1,406,774)
(Increase)/Decrease in assets:
Interest receivable	(16,484)
Prepaid and other assets	17,788
Increase/(Decrease) in liabilities:
Payable for interest expense	(45,273)
Payable to Investment Adviser	648
Payable to fund accounting and administration fees	17,044
Payable to Transfer agency	(576)
Payable to Directors	(9,381)
Payable for Compliance fees	466
Payable for Custodian fees	(7,843)
Payable for Audit fees	(15,330)
Other payables	29,442
Net cash provided by operating activities	$1,219,155

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(647,805,000)
Securities sold under reverse repurchase agreements	649,102,000
Cash distributions paid to common shareholders - net of distributions reinvested	(2,546,640)
Net cash used in financing activities	$(1,249,640)

Net decrease in cash and cash equivalents	$(30,485)
Cash and cash equivalents, beginning of year	$123,493
Cash and cash equivalents, end of year	$93,008

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$1,175,575

NON-CASH ACTIVITIES:
Reinvestment of dividends	$5,114

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Financial Highlights

For a share outstanding during the period presented

	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value - beginning of period	$4.12	$4.25	$5.12	$4.92
Income/(loss) from investment operations:
Net investment income(a)	0.12	0.13	0.15	0.19
Net realized and unrealized gain/(loss)	0.06	(0.12)	(0.84)	0.19
Total income/(loss) from investment operations	0.18	0.01	(0.69)	0.38
Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.18)	(0.18)
Total distributions	(0.13)	(0.14)	(0.18)	(0.18)
Net increase/(decrease) in net asset value	0.05	(0.13)	(0.87)	0.20
Net asset value - end of period	$4.17	$4.12	$4.25	$5.12
Market value per share - end of period(b)	$1.93	$1.64	$1.77	$3.44
Total Return - Net Asset Value(c)	4.53%	0.29%	(13.88%)	10.26%
Total Return - Market Price(c) (d)	21.54%	(4.14%)	(46.63%)	15.34%
Supplemental Data:
Net assets, end of period (in thousands)	$80,382	$79,264	$81,797	$98,564
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	3.92%	3.22%	1.94%	1.68%
Ratio of net expenses to average net assets(f)(g)	3.29%	2.60%	1.33%	0.96%
Ratio of gross operating expenses to average net assets(h)	2.49%	2.27%	1.88%	1.62%
Interest and leverage related expenses to average net assets	1.43%	0.95%	0.06%	0.06%
Ratio of net investment income to average net assets(g)	2.82%	3.26%	3.17%	3.70%
Portfolio turnover rate	0%	1%	0%	0%

(a)	Based on weekly average outstanding common shares of 19,258,458 for the year ended June 30, 2024, 19,256,597 for the year ended June 30, 2023, 19,255,051 for the year ended June 30, 2022, and 19,254,024 for the year ended June 30, 2021.

See Notes to Financial Statements.

Annual Report | June 30, 2024	15

Puerto Rico Residents Tax-Free Fund VI, Inc.	Financial Highlights

For a share outstanding during the period presented

(b)	End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(e)	Based on average net assets attributable to common shares of $78,693,525 for the year ended June 30, 2024, $78,240,060 for the year ended June 30, 2023, $93,450,869 for the year ended June 30, 2022, and 96,621,591 for the year ended June 30, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended June 30, 2024, for the year ended June 30, 2023, for the year ended June 30, 2022, for the year ended June 30, 2021, and was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.63%, 0.62%, 0.61%, and 0.72%, respectively.
(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund VI, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is registered as an investment company under the 1940 Act as of May 21, 2021. The Fund was incorporated on July 31, 1995, and commenced operations on September 29, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2024, cash and cash equivalents consisted of a time deposit open account amounting to $93,008 with JPMorgan Chase Bank, N.A.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the "Investment Adviser") (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund's Board of Directors (the "Board") in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures. See Note 2 for further discussions regarding fair value disclosures.

Annual Report | June 30, 2024	17

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the year ended June 30, 2024, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

18	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, N.A. (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the year ended June 30, 2024.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the year ended June 30, 2024, losses on mortgage-backed securities paydowns decreased interest income in the amount of $11,256 (See Note 10).

Annual Report | June 30, 2024	19

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

20	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;

●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Annual Report | June 30, 2024	21

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations are obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 -Quoted Prices	Level 2 -Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Government Bonds	$–	$38,366,118	$–	$38,366,118
Municipal Bonds	–	60,852,977	–	60,852,977
Mortgage-Backed Securities	–	199,252	–	199,252
Total	$–	$99,418,347	$–	$99,418,347

There were no purchases, sales, or transfers into or out of level 3 securities during the fiscal year-end June 30, 2024.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of fiscal year end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the agreement. For the year ended June 30, 2024, the gross investment advisory fees amounted to $744,818. Total voluntarily waived fees amounted to $496,545 for a net fee of $248,273, of which $20,923 remains payable at fiscal year-end. There will be no recoupment of these voluntarily waived fees. Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Prior to its resignation, Popular Asset Management LLC provided advisory services in exchange for a fee calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in a separate investment advisory agreement with the Fund. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through December 31, 2024.

22	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the year ended June 30, 2024, the administrative fees and transfer agent fees amounted to $194,213 and $45,276, respectively.

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the year ended June 30, 2024, the custody fees amounted to $6,808.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2024, the compensation expense for the six independent directors of the Fund was $50,487, of which $0 remains payable at year-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, and UBS Financial Services Inc. (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of Procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 13 for further information on recent events.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the fiscal years ended June 30, 2024 and June 30, 2023, were as follows:

	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023
Common shares outstanding - beginning of year	19,257,706	19,255,723
Common shares issued as reinvestment of dividends	1,259	1,983
Common shares outstanding - end of fiscal year	19,258,965	19,257,706

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended June 30, 2024, was $1,000,000. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the year ended June 30, 2024, were $285,124. Reverse repurchase agreements entered into for the fiscal year ended June 30, 2024, were $20,700,000.

Annual Report | June 30, 2024	23

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the year	5.55%
Maximum aggregate balance outstanding at any time during the year	$36,138,000
Average balance outstanding during the year	$19,939,631
Average interest rate during the year	5.67%

At June 30, 2024, interest rates on reverse repurchase agreements ranged was 5.5% and the maturity was July 18, 2024. Interest rates on collateral ranged from 5.2% to 5.5% and maturity dates ranged from July 15, 2036, to September 28, 2037. Some of the outstanding agreements to repurchase as of fiscal year-end may be called by the counterparty before their maturity date.

At June 30, 2024, investment securities with fair values amounting to $21,276,002 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $35,104 at June 30, 2024.

At June 30, 2024, the total value of reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due to Counterparty (not less than zero)
JPMorgan Chase & Co, New York	$20,700,000	$-	$20,700,000	$-

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $20,700,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at June 30, 2024.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At June 30, 2024, the Fund had investments with an aggregate market value of $55,366,859 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at June 30, 2024, the Fund had an investment with a market value of $6,087, which was issued by one issuer located in the United States and is not guaranteed by the U.S. government.

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

Annual Report | June 30, 2024	25

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$2,223,371
Reclassification of realized gain (loss) on securities’ paydowns	(11,256)
Distributable net investment income for tax purposes	$2,212,115

Net realized gain on investments	$18,616
Reclassification of realized gain (loss) on securities’ paydowns	11,256
Net realized loss on investments, for tax purposes	$29,872

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$98,871,179
Gross appreciation	1,382,844
Gross depreciation	(835,676)
Net appreciation/(depreciation)	$547,168

For the year ended June 30, 2024, the Fund distributed $2,535,783 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at June 30, 2024, were as follows:

Undistributed net investment income, beginning of the year	$1,985,632
Distributable net investment income for the year	2,212,115
Dividends	(2,535,783)
Undistributed net investment income, end of the year	$1,661,964

Accumulated net realized loss on investments, beginning of the year	$(137,240,106)
Net realized gain on investments for the year	29,872
Accumulated net realized loss on investments, end of the year	$(137,210,234)

Annual Report | June 30, 2024	27

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

28	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

Annual Report | June 30, 2024	29

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements

June 30, 2024

NOTE 13. SUBSEQUENT EVENTS

On July 31, 2024, the Board of Directors declared an ordinary net investment income dividend of $0.01047 per common share, totaling $200,621, which was paid on August 12, 2024, to common shareholders of record as of July 31, 2024.

The Fund has performed an evaluation of events occurring subsequent to June 30, 2024, through August 29, 2024, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

30	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Report of Independent Registered Public Accounting Firm

June 30, 2024

To the Shareholders and the Board of Directors of Puerto Rico Residents Tax-Free Fund VI, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

August 29, 2024

Annual Report | June 30, 2024	31

Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information

June 30, 2024 (Unaudited)

Shareholder Meetings

The 2022 Annual Meeting of Shareholders (including adjournments thereof, the “2022 Annual Meeting”) was originally convened on October 22, 2022, and was subsequently adjourned to December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, and November 2, 2023, to solicit proxies from the Fund’s shareholders to achieve a quorum at the 2022 Annual Meeting.) The 2022 Annual Meeting was re-convened on November 2, 2023.

As announced at the 2022 Annual Meeting, there is a dispute over the validity of proxies submitted for the 2022 Annual Meeting. Therefore, whether quorum was present at the 2023 Annual Meeting and the legal validity of the vote remains subject to legal challenge before the U.S. District Court for the District of Puerto Rico (the “District Court”). On July 12, 2024, the District Court entered judgment in favor of Ocean Capital. On July 16, 2024, the Fund, in addition to other funds, filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the U.S. Court of Appeals for the First Circuit (the “Court of Appeals”); the interim stay was granted on July 17, 2024. As of the date of this report, an appeal is pending in the Court of Appeals regarding the solicitation of shareholders of the Fund and other funds by Ocean Capital, as well as the validity of certain proxies. All appellate briefs have been filed, and an oral argument hearing is scheduled for September 10, 2024, in Boston.

Subject to the foregoing, the voting results for the proposals considered at the 2023 Annual Meeting are as follows:

1.	Election of Directors. The shareholders of the Fund elected Ms. Mojdeh L. Khaghan and Mr. Ethan A. Danial to the Board of Directors to serve for a term expiring on the date of which the annual meeting of shareholders is held in 2025 or until their successors are elected and qualified. The Fund’s Directors whose terms did not expire at the 2022 Annual Meeting, are Messrs. Carlos Nido, Luis Pellot, and Jorge Vallejo and Ms. Clotilde Pérez.

Messrs. Nido and Pellot’s terms of office expired in 2021. Messrs. Jose R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the shareholder meeting for 2021 Annual Meeting. If such votes are certified, Messrs. Nido and Pellot would cease to be directors and Messrs. Izquierdo, and Rosenthal would be elected as directors. Messrs. Vila and Pagan’s terms of office expired in 2022. Ms. Mojdeh Khaghan and Mr. Ethan A. Daniel received a plurality of the votes at the shareholder meeting for the 2022 Annual Meeting. If such votes are certified, Messrs. Vila and Pagán would cease to be directors and Ms. Khaghan and Mr. Daniel would be elected as directors. Ms. Clotilde Pérez and Mr. Jorge I. Vallejo’s term of office expired in 2023. Mr. Ian McCarthy and one of either Ms. Clotilde Pérez or Mr. Jorge I. Vallejo received a plurality of the votes at the shareholder meeting for 2023 Annual Meeting (as described below). If such votes are certified, one of either Ms. Pérez and Mr. Vallejo would cease to be directors, and Mr. McCarthy and one of either Ms. Pérez or Mr. Vallejo would be elected as directors.

Name of Nominee	“For” Votes	“Withhold” Votes
Enrique Vilá del Corral	491,315	438,477
Gabriel Pagán Pedrero	493,551	436,241
Mojdeh L. Khaghan	9,112,475	248,153
Ethan A. Danial	9,094,473	266,156

32	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information

June 30, 2024 (Unaudited)

2.	Shareholder proposal submitted by Ocean Capital. To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board of Directors without the approval of the Fund’s shareholders subsequent to September 23, 2021.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	9,190,798	536,527	536,096

The 2023 Annual Meeting of Shareholders (including adjournments thereof, the “2023 Annual Meeting”) was originally convened on October 16, 2023, and was subsequently adjourned to November 30, 2023, and January 16, 2024, to solicit proxies from the Fund’s shareholders to achieve a quorum at the 2023 Annual Meeting.) The 2023 Annual Meeting was re-convened on January 16, 2024.

As announced at the 2023 Annual Meeting, there is a dispute over the validity of proxies submitted for the 2023 Annual Meeting. Therefore, whether quorum was present at the 2023 Annual Meeting and the legal validity of the vote remains subject to legal challenge before the U.S. District Court for the District of Puerto Rico (the “District Court”). On July 12, 2024, the District Court entered judgment in favor of Ocean Capital. On July 16, 2024, the Fund, in addition to other funds, filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the U.S. Court of Appeals for the First Circuit (the “Court of Appeals”); the interim stay was granted on July 17, 2024. As of the date of this report, an appeal is pending in the Court of Appeals regarding the solicitation of shareholders of the Fund and other funds by Ocean Capital, as well as the validity of certain proxies. All appellate briefs have been filed, and an oral argument hearing is scheduled for September 10, 2024, in Boston.

Subject to the foregoing, the voting results for the proposals considered at the 2023 Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Mr. Ian McCarthy and one of either Ms. Clotilde Pérez or Mr. Jorge I. Vallejo to the Board of Directors to serve for a term expiring on the date of which the annual meeting of shareholders is held in 2026 or until their successors are elected and qualified. Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote. The Fund’s Directors whose terms did not expire at the 2023 Annual Meeting are Enrique Vila del Corral, Gabriel Pagán Pedrero, Carlos Nido, and Luis Pellot.

Messrs. Nido and Pellot’s terms of office expired in 2021. Messrs. Jose R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the shareholder meeting for 2021 Annual Meeting. If such votes are certified, Messrs. Nido and Pellot would cease to be directors and Messrs. Izquierdo, and Rosenthal would be elected as directors. Messrs. Vila and Pagan’s terms of office expired in 2022. Ms. Mojdeh Khaghan and Mr. Ethan A. Daniel received a plurality of the votes at the shareholder meeting for the 2022 Annual Meeting. If such votes are certified, Messrs. Vila and Pagán would cease to be directors and Ms. Khaghan and Mr. Daniel would be elected as directors.

Annual Report | June 30, 2024	33

Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information

June 30, 2024 (Unaudited)

Name of Nominee	“For” Votes	“Withhold” Votes
Clotilde Pérez	1,446,873	312,806
Jorge I. Vallejo	1,446,873	312,806
Ian McCarthy	8,265,885	130,298

[1]	Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote.

2.	Shareholder proposal submitted by Ocean Capital. To repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	8,685,429	403,613	212,874

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N- PORT to the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC's website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund's policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

34	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund

June 30, 2024 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INDEPENDENT DIRECTORS
Enrique Vila del Corral (78)	Chairman of the Board	Director since inception	partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	10 funds****	None
J. Gabriel Pagán Pedrero (70)	Director	Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds*****	None
Luis M. Pellot (76)	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds consisting of 30 portfolios***	None

Annual Report | June 30, 2024	35

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund

June 30, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos Nido (60)	Director	Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds consisting of 30 portfolios***	None
Jorge I. Vallejo (70)	Director	Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	10 funds****	None

36	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund

June 30, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Clotilde Pérez (72)	Director	Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996- 1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990- 1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987- 1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios***	None

Annual Report | June 30, 2024	37

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund

June 30, 2024 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
OFFICERS
Leslie Highley, Jr. (77)	President	President since 2021	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	N/A	None
William Rivera (66)	Treasurer	Treasurer since 2022	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	N/A	None
Liana Loyola (63)	Secretary	Secretary since 2024	Attorney in private practice since 2009.	N/A	None
Gustavo Romanach (49)	Assistant Vice President	Since 2024	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.	N/A	None
Lucas Foss (46)	Chief Compliance Officer	Since 2021	Vice President and Deputy Chief Compliance Officer (since 2017) at SS&C ALPS Fund Services, Inc.; Director of Compliance (2015- 2017) at Transamerica Asset Management.	N/A	None
*	The Directors' and Ms. Liana’s address is 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918. Messrs. Highley and W. Rivera’s address is UBS Financial Services Inc., 250 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. Mr. Foss’s address is ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

38	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Management of the Fund

June 30, 2024 (Unaudited)

**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually designated by, and serves at the pleasure of, the Board of Directors.

***	The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax- Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage- Backed & Income Fund for Puerto Rico Residents, Inc.; Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Affiliated Funds”). The Affiliated Funds are managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico.

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “P.R. Residents Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the P.R. Residents Family of Funds, the “Affiliated Funds”). The P.R. Residents Family of Funds is managed by UBS Asset Managers. The Popular Family of Funds is managed by Popular Asset Management LLC.

*****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Affiliated Funds”). The Affiliated Funds are advised by UBS Asset Managers.

Annual Report | June 30, 2024	39

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2024 (Unaudited)

Statement Regarding Basis for Approval of Investment Advisory Contracts

The Board of the Fund met on May 23, 2024 (the “Meeting”), to consider the approval of the investment advisory agreements (the “Advisory Agreements”) by and between the Fund and each of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively the “Co-Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Co-Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Co-Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms, the Board was informed by multiple years of analysis and discussion amongst themselves and the Co-Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Co-Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent, and quality of the Co-Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Co-Investment Advisers provide to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Co-Investment Advisers provide portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Co-Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (e.g., monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

40	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2024 (Unaudited)

In addition to the services provided by the Co-Investment Advisers, the Independent Directors also considered the risks borne by the Co-Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Co-Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2023, (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Co-Investment Advisers to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Co-Investment Advisers in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Co-Investment Advisers’ rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Co-Investment Advisers with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Co-Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Co-Investment Advisers to keep expenses at or below certain levels and reviewed the amounts the Co-Investment Advisers had waived or reimbursed, if applicable, over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Annual Report | June 30, 2024	41

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2024 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Co-Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of each Co-Investment Adviser for the year ended December 31, 2023. The Independent Directors also considered the overall financial condition of each Co-Investment Adviser and each Co-Investment Advisers’ representations regarding the stability of each firm, their operating margins, and the manner in which they fund their future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for each Co-Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2023, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, each Co-Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by each Co-Investment Adviser including and excluding distribution expenses incurred by each Co-Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Co-Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered each Co-Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of each Co-Investment Adviser. In addition, the Co-Investment Advisers noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in each Co-Investment Adviser’s fee structure.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2024 (Unaudited)

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Co-Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Co-Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Co-Investment Advisers and concluded that the indirect benefits received were reasonable.

Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to the Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through December 31, 2024.

Annual Report | June 30, 2024	43

Puerto Rico Residents Tax-Free Fund VI, Inc.	Privacy Policy

June 30, 2024 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,
●	Written and electronic correspondence,
●	Telephone contacts,
●	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
●	Website visits,
●	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

44	(787) 764-1788 | www.ubs.com/prfunds

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue
Tenth (10th) Floor
San Juan, Puerto Rico 00918

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000
Denver, CO 80203

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services
209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918

CUSTODIAN

JPMorgan Chase Bank, N.A.

1111 Polaris Parkway
Columbus, OH 43240

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West
New York, NY 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral

Chairman of the Board

Clotilde Pérez

Director

Gabriel Pagán Pedrero

Director

Carlos J. Nido

Director

Jorge I. Vallejo

Director

Luis M. Pellot

Director

Leslie Highley, Jr.

President

William Rivera

Treasurer

Liana Loyola

Secretary

Lucas Foss

Chief Compliance Officer

Remember that:

●	Mutual Funds Shares are not bank deposits or FDIC insured.

●	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates

●	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Fund’s Board of Directors (the "Board") has determined that it has an audit committee financial expert serving on its Audit Committee (the “Audit Committee”) that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2)	The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3)	Not applicable.

(b)	No disclosures are required by this Item 3(b).

(c)	No disclosures are required by this Item 3(c).

(d)	No disclosures are required by this Item 3(d).

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended June 30, 2023, were $66,980 and for the fiscal year ended June 30, 2024, were $64,875.

(b)	Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended June 30, 2023, were $0.00 and for the fiscal year ended June 30, 2024, were $0.00.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended June 30, 2023, were $9,438 and for the fiscal year ended June 30, 2024, were $9,438.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item for the fiscal year ended June 30, 2023, were $0.00 and for the fiscal year ended June 30, 2024, were $0.00.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures – The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended June 30, 2023, and June 30, 2024, were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2023, and June 30, 2024, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its investment advisers, and adviser affiliates that provide ongoing services to the Registrant for the fiscal year ended June 30, 2023, were $2,377,901 and for the fiscal year ended June 30, 2024, were $4,529,535.

(h)	The Audit Committee considered the provision of non-audit services that were rendered to the Registrant’s investment advisers and any entity controlling, controlled by, or under common control with the Registrant’s investment advisers that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s investment adviser has, in turn, adopted its own proxy voting policy, which it uses to vote proxies for its clients, including the Fund. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser (described below), provided such specific voting policy was approved by the Board.

1. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s Investment Adviser

The Fund believes that its investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s investment adviser is hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the proxy voting policy of the Fund’s investment adviser, except as provided herein; and

b) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the proxy voting policy of the Fund’s investment adviser no later than six (6) months after adoption by an Adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2024:

Mr. Leslie Highley, Jr. is responsible for the execution of specific investment strategies and day-to-day investment operations of the registrant. Mr. Highley manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the registrant and the execution of its specific investment strategies is the primary responsibility of Mr. Highley, the designated portfolio manager of the Registrant (the “Portfolio Manager”).

Mr. Highley manages several funds and portfolios. Mr. Highley is the President of the Registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; and President of Dean Witter Puerto Rico, Inc.

(a)(2)	The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager are primarily responsible for the day-to-day portfolio management as of June 30, 2024:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	23	$1,808,946,133.96	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Manager manages other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Registrant’s investment adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Registrant’s investment adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Registrant’s investment adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when the Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of each account. The Registrant’s investment adviser seeks to manage such competing interests for the time and attention of the Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most accounts managed by the Portfolio Manager in a particular investment strategy are managed using the same investment models.

If the Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Registrant’s investment adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Registrant’s investment adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Registrant’s investment adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Registrant’s investment adviser may place separate, non-simultaneous transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the Portfolio Manager. Finally, the appearance of a conflict of interest may arise where the Registrant’s investment adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the Portfolio Manager has day-to-day management responsibilities.

The Registrant’s investment adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	As of June 30, 2024, Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of UBS Trust Company of Puerto Rico, the Registrant’s investment adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor, taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his compliance with the Registrant’s investment adviser’s policies and procedures. The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of UBS Trust Company of Puerto Rico, the Registrant’s investment adviser, based on its operating earnings.

(a)(4)	The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager of the Fund as of June 30, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$10,001 - $50,000

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended June 30, 2024, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund's principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

By:	/s/ Leslie Highley
Leslie Highley
President

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Leslie Highley
Leslie Highley
President

By:	/s/ William Rivera
William Rivera
Treasurer

Date:	September 6, 2024